INVESTOR PRESENTATION JUNE 2021 SUN OUTDOORS SAN DIEGO BAY – CHULA VISTA, CA OPENED IN MARCH 2021

2 This presentation has been prepared for informational purposes only from information supplied by Sun Communities, Inc., referred to herein as “we,” “our,” “Sun,” and “the Company,” and from third-party sources indicated herein. Such third-party information has not been independently verified. Sun makes no representation or warranty, expressed or implied, as to the accuracy or completeness of such information. This presentation contains various “forward-looking statements” within the meaning of the United States Securities Act of 1933, as amended, and the United States Securities Exchange Act of 1934, as amended, and we intend that such forward-looking statements will be subject to the safe harbors created thereby. For this purpose, any statements contained in this presentation that relate to expectations, beliefs, projections, future plans and strategies, trends or prospective events or developments and similar expressions concerning matters that are not historical facts are deemed to be forward-looking statements. Words such as “forecasts,” “intends,” “intend,” “intended,” “goal,” “estimate,” “estimates,” “expects,” “expect,” “expected,” “project,” “projected,” “projections,” “plans,” “predicts,” “potential,” “seeks,” “anticipates,” “anticipated,” “should,” “could,” “may,” “will,” “designed to,” “foreseeable future,” “believe,” “believes,” “scheduled,” “guidance,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these words. These forward-looking statements reflect our current views with respect to future events and financial performance, but involve known and unknown risks and uncertainties, both general and specific to the matters discussed in this presentation. These risks and uncertainties may cause our actual results to be materially different from any future results expressed or implied by such forward-looking statements. In addition to the risks disclosed under “Risk Factors” contained in our Annual Report on Form 10-K for the year ended December 31, 2020, and our other filings with the Securities and Exchange Commission from time to time, such risks and uncertainties include, but are not limited to:  outbreaks of disease, including the COVID-19 pandemic, and related stay-at-home orders, quarantine policies and restrictions on travel, trade and business operations;  changes in general economic conditions, the real estate industry, and the markets in which we operate;  difficulties in our ability to evaluate, finance, complete and integrate acquisitions, developments and expansions successfully;  our liquidity and refinancing demands;  our ability to obtain or refinance maturing debt;  our ability to maintain compliance with covenants contained in our debt facilities;  availability of capital;  changes in foreign currency exchange rates, including between the U.S. dollar and each of the Canadian dollar and the Australian dollar;  our ability to maintain rental rates and occupancy levels;  our ability to maintain effective internal control over financial reporting and disclosure controls and procedures;  increases in interest rates and operating costs, including insurance premiums and real property taxes;  risks related to natural disasters such as hurricanes, earthquakes, floods and wildfires;  general volatility of the capital markets and the market price of shares of our capital stock;  our ability to maintain our status as a REIT;  changes in real estate and zoning laws and regulations;  legislative or regulatory changes, including changes to laws governing the taxation of REITs;  litigation, judgments or settlements;  competitive market forces;  the ability of purchasers of manufactured homes and boats to obtain financing; and  the level of repossessions by manufactured home lenders. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to publicly update or revise any forward-looking statements included in this presentation, whether as a result of new information, future events, changes in our expectations or otherwise, except as required by law. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. All written and oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by these cautionary statements. FORWARD-LOOKING STATEMENTS

COMPANY HIGHLIGHTS 3Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2021, as well as Press Releases and SEC Filings after March 31, 2021, for additional information. Leading owner and operator of manufactured housing (“MH”) communities, recreational vehicle (“RV”) resorts, and marinas Favorable demand drivers combined with supply constraints Consistent organic growth enhanced with embedded expansion opportunities Industry consolidator with proven value creation from acquisitions Cycle-tested growth driven by attractive value proposition to residents, members and guests Focus on exceptional service supported by culture of accountability Proven executive management team with over 100 combined years of industry experience EAST FORK CROSSING – BATAVIA, OH WATER OAK COUNTRY CLUB ESTATES – LADY LAKE, FL WEST PALM BEACH – WEST PALM BEACH, FL

4 562 properties across 39 states and Ontario, Canada Current Portfolio as of March 31, 2021 Annual Budgeted Rental Revenue Breakdown SUN COMMUNITIES, INC. OVERVIEW (NYSE: SUI) Property Count as of March 31, 2021 (1) Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2021, as well as Press Releases and SEC Filings after March 31, 2021, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. (1) Does not include six marinas managed for third parties. (2) Represents percentage of budgeted rental revenue for the twelve months ending December 31, 2021. Total Number of Sites / Wet Slips and Dry Storage Spaces: 190,365 Headquarters MH & RV Sites (151,612) Marina Wet Slips and Dry Storage Spaces (38,753) 146 2,995 503 3,141 2,524 2,232 928 / 2,613 2,676 2,005 / 3,257 3,160 / 392 1,715 1,852 / 2,104 2,544 1,083 2,306 9,152 2,165 324 927 1,200 784 5,661 9,701 2,164 132 226 155 432 578 976 413 475 5,163 588 29,633 4,398 2,925 1,4084,1762,151 2,268 1,536 2,500 1,262 1,355 2,712 545 / 366 45,834 3,796 142 551 3,415 (2)

5 YTD 2021 BUSINESS UPDATE PORTFOLIO PERFORMANCE EXTERNAL GROWTH • Full-year Same Community NOI growth guidance range increased by 190 bps to 7.5% - 8.5% • Gained 514 revenue producing sites in 1Q21 • Same Community Memorial Day transient RV revenue up 39% to same weekend in 2019 • Transient RV revenue forecast exceeding budget by 24% in 2Q21 and 10% in 3Q21 • ~$586mm invested in 2 MH, 6 RV resorts and 8 marinas YTD, including $453mm since end of 1Q21 • Settled 1.55mm shares from March 2021 forward equity offering • Opened new ~$58mm, 246 site ground-up development in San Diego, California Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2021, as well as Press Releases and SEC Filings after March 31, 2021, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. LAUDERDALE MARINE CENTER – FT. LAUDERDALE, FL ACQUIRED IN MAY 2021 PALM CREEK RESORT & RESIDENCES – CASA GRANDE, AZ

 Sun is the premier owner and operator of MH and RV communities  Strong cycle-tested record of operating, expanding and acquiring MH and RV communities dating back to 1975 6 POWERING SUN’S GROWTH ENGINE - INTERNAL INTERNAL LEVERS Contractual Rent Increases MH Occupancy Gains Expansions Transient RV Site Conversions Annual historical 2% - 4% weighted average monthly rental rate increase supported by continual reinvestment into properties 96.5% 1Q 2021 MH Occupancy 76% of MH communities at 98%+ 200bps+ existing MH occupancy upside Over 400 2020 - 2021 YTD vacant site deliveries ~7,500 sites available for expansion 2021 and beyond Target 12% – 14% expansion IRRs(2) ~26,000 Current transient RV sites ~1,000 average yearly converted sites(1) 40% – 60% 1st year revenue uplift once converted Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2021, as well as Press Releases and SEC Filings after March 31, 2021, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. (1) 2018-2020 average. (2) Expected 5-year unlevered internal rates of return based on certain assumptions.

EXTERNAL LEVERS Development 7 POWERING SUN’S GROWTH ENGINE - EXTERNAL Acquisitions ~$3.6bn investment in 146 properties since start of 2020 4.1x increase in properties since year end 2010 Targeting 2 - 4 new development project starts / year Over 1,200 2020 – 2021 YTD ground-up site deliveries in 6 properties OCEAN BREEZE – MARATHON, FL High degree of visibility into MH, RV and Marina acquisition pipeline with additional opportunities arising Target 7% – 9% ground-up development IRRs(1) SHELTER ISLAND – SAN DIEGO, CA ACQUIRED IN MAY 2021 SUN OUTDOORS SAN DIEG BAY – CHULA VISTA, CA Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2021, as well as Press Releases and SEC Filings after March 31, 2021, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. (1) Expected 5-year unlevered internal rates of return based on certain assumptions.

2020-2021 ACQUISITION & DEVELOPMENT ACTIVITY 8 2 ~$3.6bn purchase price Acquisitions Ground-up & Redevelopments Expansions Investment Activity Summary(1) ~50,100 sites added in 146 properties & marinas Robust pipeline of small portfolios and single assets in underwriting $201mm spend Opened new ground-up Sun Outdoors San Diego ~2,200 sites available for ground-up & redevelopments $85mm spend Over 400 site deliveries in 9 properties ~7,500 sites available for expansion in 2021 and beyond JELLYSTONE NATURAL BRIDGE – NATURAL BRIDGE, VA ACQUIRED IN FEBRUARY 2020 RIVER RUN RV RESORT – GRANBY, CO FIRST PHASE OPENED IN JULY 2019 SHADOW WOOD VILLAGE – HUDSON, FL OPENED IN SEPTEMBER 2019 BOULDER RIDGE – PFLUGERVILLE, TXBLUE WATER BEACH RESORT – GARDEN CITY, UT ACQUIRED IN FEBRUARY 2021 CAVA ROBLES V RESORT – PASO R BLES, CA Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2021, as well as Press Releases and SEC Filings after March 31, 2021, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. (1) January 2020 through 2021 YTD.

STICKY CUSTOMER BASE WITH LIMITED CAPEX 9 HOMOSASSA RIVER – HOMOSASSA SPRINGS, FL Capex Reserve as a % of NOI  Annual home move-outs in Sun’s MH communities are less than 1% ꟷ Low turnover driven by a $6k-$10k avg. cost of move out  Average tenure of residents in our MH communities is over 14 years(1)  RVs stay in Sun’s resorts for ~9 years on average(1)  MH and RV requires lower capex relative to other asset classes as MH and RV are largely a land ownership business MH Resident Trends (% of Total Residents, 3-Year Average) RV Guest Trends (% of Total Residents, 3-Year Average) Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2021, as well as Press Releases and SEC Filings after March 31, 2021, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. Note: Capex Reserve as a % of NOI per Wall Street research. (1) Annual average (January 2019 – 1Q 2021).

Multi-Family REITsSun Communities CONSISTENT AND CYCLE TESTED CASH FLOW GROWTH 10  Favorable demand drivers, high barriers to entry and Sun’s investment and operational prowess have resulted in consistent and cycle tested organic cash flow growth  Over at least the past 20 years, every individual year or rolling 4-quarter period has recorded positive same community NOI growth  Over the same period, Sun’s compounded annual same community NOI growth was 4.8%, which is ~230bps greater than that of multi-family REITs of 2.5% Same Community NOI Growth Quarterly Year-over-Year Growth Since 2000 Sources: Citi Research, March 2021. (1) Multi-Family REITs includes AIRC, AVB, CPT, EQR, ESS, IRT, MAA and UDR. (2) REIT Industry includes Healthcare, Industrial, Manufactured Housing, Multi-Family, Mall, Office, Self Storage, Shopping Center, Single Family Rental, Student Housing and Diversified REITs. (1) CAGR Since 2000 Sun Communities Multi-Family REITs REIT Industry (1) (2)

11 RENTING – MH VS. OTHER RENTAL OPTIONS  Manufactured homes in Sun’s communities provide 25% more space at ~51% less cost per square foot Manufactured Homes in Sun’s Communities RENT   $1,055 per month Other Rental Options(1) $1,721 per month SQUARE FOOTAGE PRICE 1,250 sq. ft. 1,000 sq. ft. $0.84 per sq. ft. $1.72 per sq. ft. (1) Other rental options include multifamily, single family and duplex 2-bedroom rentals; Data per Zillow – U.S. Median Monthly Rent (Zillow rent index, March 2021).

HOMEOWNERSHIP – MH VS. SINGLE FAMILY 12 Single Family HomesManufactured Homes  Average cost of Single Family is $299,415 or roughly 7 years median income  Average cost of a new Manufactured Home is $81,900 or roughly 2 years median income Average Household Income ~$44,000(1) Sources: U.S. Department of Census, Cost & Size Comparisons of New Manufactured & New Single-Family Site-Built Homes (2009-2019) (1) Average primary applicant household income for SUI’s manufactured housing communities in 2020.  Sun is the premiere provider of highly amenitized living at an affordable price

13 EXPANSIONS PROVIDE ATTRACTIVE RETURNS SHERKSTON SHORES – SHERKSTON, ON  Investment in expansion sites boosts growth in highly accretive manner  Sun expands in communities and resorts with high occupancies and continued strong demand Over 400 vacant site deliveries in January 2020 through 2021 YTD 12 – 24 months average lease-up for 100-site expansion ~7,500 sites available in expansion inventory Target 12% - 14% IRRs(1) INDIAN WELLS RV RESORT – INDIO, CA SUNSET RIDGE – KYLE, TX Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2021, as well as Press Releases and SEC Filings after March 31, 2021, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. (1) Expected 5-year unlevered internal rates of return based on certain assumptions.

 Since 2010, Sun has acquired properties valued at over $8.5 billion, increasing its number of properties by 4.1x Professional Operational Management Home Sales & Rental Program Skilled Expense Management Call Center & Digital Marketing Outreach Repositioning with Additional Capex Adding Value with Expansions MAXIMIZING VALUE FROM STRATEGIC ACQUISITIONS 14 Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2021, as well as Press Releases and SEC Filings after March 31, 2021, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. Properties and Sites

2021 2022 2023 2024 2025 Fannie Mae CMBS Freddie Mac Life Companies $50.5 $0 $315.3 $185.6 $82.2 6.3x 5.6x 5.5x 6.9x 6.1x 2017 2018 2019 2020 1Q21 STRATEGIC BALANCE SHEET 15 Net Debt / TEV(4) Quarter Ended March 31, 2021 Principal Outstanding(1) WA Interest Rates CMBS $265.8 4.79% Fannie Mae $1,148.5 3.23% Life Companies $1,649.2 3.99% Freddie Mac $367.0 3.85% Total $3,430.4 3.78% Mortgage Debt Outstanding principal amounts in millions  Balance sheet supports growth strategy  Total debt maturities over the next 5 years averages 3.7% per year Net Debt / TTM EBITDA(2) Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2021, as well as Press Releases and SEC Filings after March 31, 2021, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. (1) Includes premium / discount on debt and financing costs. (2) The debt ratios are calculated using trailing 12 months recurring EBITDA for the period ended March 31, 2021. (3) Includes full debt load of recently completed acquisitions but less than a full year of EBITDA contribution. (4) Total Enterprise Value includes common shares outstanding (per Supplemental), Common OP Units, and Preferred OP Units, as converted, outstanding at the end of each respective period. Mortgage Debt 5-Year Maturity Ladder amounts in millions (3) 28.2% 25.2% 19.0% 21.4% 19.7% 2017 2018 2019 2020 1Q21 (3)

Environmental SUN COMMUNITIES’ ESG INITIATIVES 16 ESG Highlights(1)  We are committed to sustainable business practices to benefit all stakeholders: team members, residents and guests, shareholders and the broader communities where we operate  We will continue to enhance Sun’s sustainability program through the formal adoption of additional environmental policies, establishing a data baseline for utility usage, expanding the ESG team, and consulting with vital stakeholders to identify key ESG considerations and solutions  We will be publishing our 3rd annual, and GRI-aligned, ESG report in 2021 Social Sun University Internal training program, Sun University, offers over 200 courses to team members Sun Unity Sun’s social responsibility program Governance BoD Nominating and Corporate Governance Committee formally oversees all ESG initiatives Enterprise Risk Management Committee identifies, monitors and mitigates risks across the organization Executive Manager Certification Development program for community & resort managers to support career growth BoD Composition 38% female and 75% independent IDEA Launched Inclusion, Diversity, Equity and Access Initiative Comprehensive Policies and Procedures foster sound corporate governance Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2021, as well as Press Releases and SEC Filings after March 31, 2021, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. (1) Performance and initiatives for the 2018 and 2019 reporting years are referenced. Also reference our 2020-2021 ESG Interim Updates. LED Lighting 95%, or 400+ communities and resorts retrofitted with LED lighting Smart Thermostats Installed smart thermostat technology at 300+ communities and resorts Solar Project Invested $35M+ in solar energy construction projects at 32 properties National Park Foundation (NPF) Launched new partnership with NPF to support their outdoor exploration pillar

STRATEGY-DRIVEN OUTPERFORMANCE 17  Sun has significantly outperformed major REIT and broader market indices over the last ten years Sun Communities, Inc. (SUI) MSCI US REIT (RMS)S&P 500 2021 YTD Total Return 5-year Total Return 10-year Total Return 3-year Total Return Source: S&P Global as of May 31, 2021

$124 Shopping Centers BEST PERFORMANCE AMONG REAL ESTATE SECTORS 18  Sun has proven its strategy through recession resilience and consistent outperformance of multi-family in terms of same community NOI growth since 2000 Indexed Same Community NOI Growth Source: Citi Research, March 2021. (1) Multi-Family includes AIRC, AVB, CPT, EQR, ESS, IRT, MAA and UDR. (2) REIT Industry includes Healthcare, Industrial, Manufactured Housing, Multi-Family, Mall, Office, Self Storage, Shopping Centers, Single Family Rental, Student Housing and Diversified REITs. $258 Sun Communities $251 Self-Storage $147 Multi-Family $98 Mall $160 Industrial $133 Office CAGR 4.6% 4.5% 4.4% 2.3% 1.4% (0.1)% 1.0% Sun Communities Multi- Family REIT Industry CAGR since 2000 (1) (2) YTD $247 MH 1.8%

MARINA & SAFE HARBOR OVERVIEW LAUDERDALE MARINE CENTER – FT. LAUDERDALE, FL ACQUIRED IN MAY 2021

SAFE HARBOR IS THE BEST MARINA OPERATOR Unrivaled Among CompetitorsDiversified National Geographic Footprint 110 Owned Marinas 30,000 Approximate Wet Slips 22 States 73% of Marinas Located in Coastal Markets(3) 40,000 Approximate Members 8.3 Years Average Member Tenure 77% of Marinas Owned Fee Simple(4)(1) 9,800 Approximate Dry Storage Spaces(2) 20 Unmatched in scale, portfolio quality and depth of network offering (# of owned marinas – 3/31/2021)  Safe Harbor is the largest and most diversified marina owner and operator in the United States (1) As of March 31, 2021, Safe Harbor directly or indirectly owns 110 marinas and manages six marinas on behalf of third parties. (2) Dry Storage Spaces include Indoor Storage. (3) Calculation of marinas located in coastal markets include those along the Great Lakes. (4) 25 currently owned marinas operate with underlying ground leases with a weighted average remaining term of ~28 years.

ATTRACTIVE INDUSTRY FUNDAMENTALS 21 Fragmented Industry High Barriers to Entry SupportiveDemographic Trends  Most marinas are owned by small mom-and-pop operators  Significant upside from institutional management and value-add capex  The top five operators collectively represent approximately 5% of the market by marina count  The majority of boaters in the United States are 55 and older  The aging U.S. population is a positive trend because boat buyers are concentrated in older, wealthier demographic groups  Retiring Baby Boomers with additional leisure time and migration to warmer and coastal areas will drive greater demand for boating  Regulatory hurdles continue to limit new marina construction  Increased scrutiny, approval times and risk of denial Strict Regulatory Environment 1  Highly limited stock of desirable protected waterways  Marina capacity growth is primarily driven by expansions / reconfigurations Scarcity of Available Land 2  High initial capital investment  Scale is necessary to spread fixed operating costs over a larger base Capital Intensity 3 U.S. Population Above Age 55(1) (% of Total U.S. Population) 25% 28% 30% 33% 35% 2015 2020 2025 2030 (1) Source: U.S. Census Bureau..

ATTRACTIVE INDUSTRY FUNDAMENTALS (CONT’D) 22 Marina Supply Slow & Steady DecreaseU.S. Marinas (in 000’s)  Fundamentals are strong as a result of the limited supply of new marinas, stable stock of boats and increasing vessel size that may require a marina for storage Slip Demand Slow & Steady Increase Boat Size Trending Longer & Wider 3.5 3.8 4.0 4.3 2004 2006 2008 2010 2012 2014 2016 '04 – '16 CAGR: (0.6%) U.S. Boat Fleet Sizes (in FT) | ’14 – ’19 CAGR U.S. Target Boat Fleet (17’+) (in mm) 5.5 5.8 6.0 6.3 2004 2006 2008 2010 2012 2014 2016 2018 '04 – '18 CAGR: 0.3% Sources: Info-Link, U.S. Coast Guard Recreational Vessel Registration, U.S. Census Bureau and Yachtworld. Note: U.S. Coast Guard boat fleet data available since 2004; U.S. marinas data available through 2016 U.S. Census. 0.8% (0.1%) 0.3% 0.9% 0.8% 1.7% 5.7% 17'– 30' 31'– 40' 41'– 50' 51'– 60' 61'– 70' 71'– 80' 80'+

MARINA SECTOR PIONEER AND CONSOLIDATOR 23 Safe Harbor Portfolio Evolution Key Transactions(2) 1 3Q 2015 Date Acquired Flagship 2 3 4 5 6 7 7 Marinas 4,717 Slips / Dry Storage Spaces (1) Dry Storage Spaces include Indoor Storage. (2) Date acquired reflects period in which last marina acquisition closed. (1) 110 8 2Q 2016 Date Acquired CNL 15 Marinas 7,134 Slips / Dry Storage Spaces 1Q 2017 Date Acquired Brewer 26 Marinas 7,411 Slips / Dry Storage Spaces 1Q 2018 Date Acquired OPC 3 Marinas 660 Slips / Dry Storage Spaces 4Q 2018 Date Acquired Charleston 3 Marinas 401 Slips / Dry Storage Spaces 4Q 2019 Date Acquired Newport 2 Marinas 329 Slips / Dry Storage Spaces 3Q 2020 Date Acquired Tri-W 5 Marinas 2,251 Slips / Dry Storage Spaces 4Q 2020 Date Acquired Rybovich 2 Marinas 78 Slips / Dry Storage Spaces

APPENDIX EL CAPITAN CANYON – GOLETA, CA

NON-GAAP TERMS DEFINED 25 Investors in and analysts following the real estate industry utilize funds from operations (“FFO”), net operating income (“NOI”), and earnings before interest, tax, depreciation and amortization (“EBITDA”) as supplemental performance measures. The Company believes that FFO, NOI, and EBITDA are appropriate measures given their wide use by and relevance to investors and analysts. Additionally, FFO, NOI, and EBITDA are commonly used in various ratios, pricing multiples, yields and returns and valuation calculations used to measure financial position, performance and value. FFO, reflecting the assumption that real estate values rise or fall with market conditions, principally adjusts for the effects of generally accepted accounting principles (“GAAP”) depreciation and amortization of real estate assets. NOI provides a measure of rental operations that does not factor in depreciation, amortization and non-property specific expenses such as general and administrative expenses. EBITDA provides a further measure to evaluate ability to incur and service debt and to fund dividends and other cash needs. FFO is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) as GAAP net income (loss), excluding gains (or losses) from sales of depreciable operating property, plus real estate- related depreciation and amortization, real estate related impairments, and after adjustments for nonconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure that management believes is a useful supplemental measure of the Company’s operating performance. By excluding gains and losses related to sales of previously depreciated operating real estate assets, impairment and excluding real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO provides a performance measure that, when compared period-over-period, reflects the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing perspective not readily apparent from GAAP net income (loss). Management believes the use of FFO has been beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. The Company also uses FFO excluding certain gain and loss items that management considers unrelated to the operational and financial performance of our core business (“Core FFO”). The Company believes that Core FFO provides enhanced comparability for investor evaluations of period-over-period results. The Company believes that GAAP net income (loss) is the most directly comparable measure to FFO. The principal limitation of FFO is that it does not replace GAAP net income (loss) as a performance measure or GAAP cash flow from operations as a liquidity measure. Because FFO excludes significant economic components of GAAP net income (loss) including depreciation and amortization, FFO should be used as a supplement to GAAP net income (loss) and not as an alternative to it. Further, FFO is not intended as a measure of a REIT’s ability to meet debt principal repayments and other cash requirements, nor as a measure of working capital. FFO is calculated in accordance with the Company’s interpretation of standards established by NAREIT, which may not be comparable to FFO reported by other REITs that interpret the NAREIT definition differently. NOI is derived from revenues minus property operating expenses and real estate taxes. NOI is a non-GAAP financial measure that the Company believes is helpful to investors as a supplemental measure of operating performance because it is an indicator of the return on property investment and provides a method of comparing property performance over time. The Company uses NOI as a key measure when evaluating performance and growth of particular properties and / or groups of properties. The principal limitation of NOI is that it excludes depreciation, amortization, interest expense and non-property specific expenses such as general and administrative expenses, all of which are significant costs. Therefore, NOI is a measure of the operating performance of the properties of the Company rather than of the Company overall. The Company believes that GAAP net income (loss) is the most directly comparable measure to NOI. NOI should not be considered to be an alternative to GAAP net income (loss) as an indication of the Company’s financial performance or GAAP cash flow from operating activities as a measure of the Company’s liquidity; nor is it indicative of funds available for the Company’s cash needs, including its ability to make cash distributions. Because of the inclusion of items such as interest, depreciation, and amortization, the use of GAAP net income (loss) as a performance measure is limited as these items may not accurately reflect the actual change in market value of a property, in the case of depreciation and in the case of interest, may not necessarily be linked to the operating performance of a real estate asset, as it is often incurred at a parent company level and not at a property level. EBITDA as defined by NAREIT (referred to as “EBITDAre”) is calculated as GAAP net income (loss), plus interest expense, plus income tax expense, plus depreciation and amortization, plus or minus losses or gains on the disposition of depreciated property (including losses or gains on change of control), plus impairment write-downs of depreciated property and of investments in nonconsolidated affiliates caused by a decrease in value of depreciated property in the affiliate, and adjustments to reflect the entity’s share of EBITDAre of nonconsolidated affiliates. EBITDAre is a non-GAAP financial measure that the Company uses to evaluate its ability to incur and service debt, fund dividends and other cash needs and cover fixed costs. Investors utilize EBITDAre as a supplemental measure to evaluate and compare investment quality and enterprise value of REITs. The Company also uses EBITDAre excluding certain gain and loss items that management considers unrelated to measurement of the Company’s performance on a basis that is independent of capital structure (“Recurring EBITDA”). The Company believes that GAAP net income (loss) is the most directly comparable measure to EBITDAre. EBITDAre is not intended to be used as a measure of the Company’s cash generated by operations or its dividend-paying capacity and should therefore not replace GAAP net income (loss) as an indication of the Company’s financial performance or GAAP cash flow from operating, investing and financing activities as measures of liquidity.

SUN’S FULL YEAR 2021 OPERATIONAL GUIDANCE IN PERSPECTIVE Total New and Pre-Owned Homes Sales Ground-Up and Expansion Site Deliveries 2,483 3,172 3,282 3,629 3,439 2,866 2015 2016 2017 2018 2019 2020 2021E 3,250 Historical Average: 3,145 2,950 650 304 2,133 1,632 2,326 1,346 2015 2016 2017 2018 2019 2020 2021E 1,600Historical Average: 1,400 1,200 MH Weighted Average Rental Rate Growth 3.4% 3.3% 3.6% 4.0% 4.2% 3.4% 3.2% 2015 2016 2017 2018 2019 2020 2021E Historical Average: 3.7% RV Weighted Average Rental Rate Growth 2.9% 3.1% 4.2% 5.4% 6.1% 5.4% 4.3% 2015 2016 2017 2018 2019 2020 2021E Historical Average: 4.5% Revenue Producing Site Gains 1,905 1,686 2,406 2,600 2,674 2,505 2015 2016 2017 2018 2019 2020 2021E 2,350 Historical Average: 2,296 2,150 Same Community NOI Growth 9.1% 7.1% 6.9% 6.7% 7.3% 4.0% 2015 2016 2017 2018 2019 2020 2021E 8.5% 7.5% Historical Average: 6.9% 26 Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2021, as well as Press Releases and SEC Filings after March 31, 2021, for additional information. Note: The estimates and assumptions presented on this page represent a range of possible outcomes and may differ materially from actual results. Guidance estimates include acquisitions completed through April 26, 2021, and exclude any prospective acquisitions or capital markets activity. The estimates and assumptions are forward looking based on the Company’s current assessment of economic and market conditions, as well as other risks outlined above under the caption “Forward Looking Statements.”

NET INCOME TO FFO RECONCILIATION 27 (amounts in thousands except per share data) Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2021, as well as Press Releases and SEC Filings after March 31, 2021, for additional information. 2021 2020 2020 2019 2018 Net Income / (Loss) Attributable to Sun Communities, Inc. Common Stockholders 24,782$ (16,086)$ 131,614$ 160,265$ 105,493$ Adjustments Depreciation and amortization 123,076 83,752 376,897 328,646 288,206 Depreciation on nonconsolidated affiliates 30 - 66 - - (Gain) / loss on remeasurement of marketable securities (3,661) 28,647 (6,129) (34,240) 3,639 (Gain) / loss on remeasurement of investment in nonconolidated affiliates (104) 2,191 1,608 - - (Gain) / loss on remeasurement of notes receivable (376) 2,112 3,275 - - Income / (loss) to noncontrolling interests (147) (882) 7,881 8,474 7,740 Preferred return to preferred OP units 480 874 2,231 2,610 2,206 Preferred distribution to Series A-4 preferred stock - - - 1,288 1,737 Gain on disposition of properties - - (5,595) - - Gain on disposition of assets, net (8,155) (5,562) (22,180) (26,356) (23,406) FFO Attributable to Sun Communities, Inc. Common Stockholders and Dilutive Convertible Securities 135,925 95,046 489,668 440,687 385,615 Adjustments Business combination expense and other acquisition related costs 1,953 385 25,334 1,146 1,001 Loss on extinguishment of debt - 3,279 5,209 16,505 1,190 Catastrophic event-related charges, net 2,414 606 885 1,737 92 (Gain) / loss of earnings - catastrophic event-related 200 300 - - (292) (Gain) / loss on foreign currency translation (25) 17,479 (8,039) (4,557) 8,234 Other (income) / expense, net 716 302 3,768 1,100 (1,781) Other adjustments (147) (130) (1,265) 314 310 Core FFO Attributable to Sun Communities, Inc. Common Stockholders and Dilutive Convertible Securities 141,036$ 117,267$ 515,560$ 456,932$ 394,369$ Weighted average common shares outstanding - basic 107,932 92,410 97,521 88,460 81,387 Weighted average common shares outstanding - fully diluted 111,739 96,513 101,342 92,817 86,141 FFO Attributable to Sun Communities, Inc. Common Stockholders and Dilutive Convertible Securities Per Share - Fully Diluted 1.22$ 0.98$ 4.83$ 4.75$ 4.48$ Core FFO Attributable to Sun Communities, Inc. Common Stockholders and Dilutive Convertible Securities Per Share - Fully Diluted 1.26$ 1.22$ 5.09$ 4.92$ 4.58$ Year Ended December 31,Three Months Ended March 31,

NET INCOME TO NOI RECONCILIATION 28 (amounts in thousands) Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2021, as well as Press Releases and SEC Filings after March 31, 2021, for additional information. 2021 2020 2020 2019 2018 Net Income / (Loss) Attributable to Sun Communities, Inc., Common Stockholders 24,782$ (16,086)$ 131,614$ 160,265$ 105,493$ Interest income (2,631) (2,350) (10,119) (17,857) (20,852) Brokerage commissions and other revenues, net (5,960) (3,913) (17,230) (14,127) (6,205) General and administrative expenses 38,203 25,349 109,616 92,777 80,690 Catastrophic event-related charges, net 2,414 606 885 1,737 92 Business combination expense 1,232 - 23,008 - - Depreciation and amortization 123,304 83,689 376,876 328,067 287,262 Loss on extinguishment of debt - 3,279 5,209 16,505 1,190 Interest expense 39,517 32,416 129,071 133,153 130,556 Interest on mandatorily redeemable preferred OP units / equity 1,036 1,041 4,177 4,698 3,694 (Gain) / loss on remeasurement of marketable securities (3,661) 28,647 (6,129) (34,240) 3,639 (Gain) / loss on foreign currency translation (25) 17,479 (8,039) (4,557) 8,234 Gain on disposition of property - - (5,595) - - Other (income) / expense, net 1,099 972 5,561 1,779 (1,781) (Income) / loss on remeasurement of notes receivable (376) 2,112 3,275 - - Income from nonconsolidated affiliates (1,171) (52) (1,740) (1,374) (790) (Income) / loss on remeasurement of investment in nonconsolidated affiliates (104) 2,191 1,608 - - Current tax (benefit) / expense (229) 450 790 1,095 595 Deferred tax benefit (147) (130) (1,565) (222) (507) Preferred return to preferred OP units / equity 2,864 1,570 6,935 6,058 4,486 Income / (loss) attributable to noncontrolling interests 295 (962) 8,902 9,768 8,443 Preferred stock distribution - - - 1,288 1,736 NOI 220,442$ 176,308$ 757,110$ 684,813$ 605,975$ 2021 2020 2020 2019 2018 Real Property NOI 204,652$ 171,339$ 721,302$ 649,706$ 578,263$ Home Sales NOI 10,609 6,548 28,624 32,825 26,923 Service, retail, dining and enterainment NOI 5,181 (1,579) 7,184 2,282 789 NOI 220,442$ 176,308$ 757,110$ 684,813$ 605,975$ Year Ended December 31, Year Ended December 31, Three Months Ended March 31, Three Months Ended March 31,

NET INCOME TO RECURRING EBITDA RECONCILIATION 29 (amounts in thousands) Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2021, as well as Press Releases and SEC Filings after March 31, 2021, for additional information. 2021 2020 2020 2019 2018 Net Income / (Loss) Attributable to Sun Communities, Inc., Common Stockholders 24,782$ (16,086)$ 131,614$ 160,265$ 105,493$ Adjustments Depreciation and amortization 123,304 83,689 376,876 328,067 287,262 Loss on extinguishment of debt - 3,279 5,209 16,505 1,190 Interest expense 39,517 32,416 129,071 133,153 130,556 y equity 1,036 1,041 4,177 4,698 3,694 Current tax expense / (benefit) (229) 450 790 1,095 595 Deferred tax benefit (147) (130) (1,565) (222) (507) Income from nonconsolidated affiliates (1,171) (52) (1,740) (1,374) (790) Less: Gain on disposition of assets, net (8,155) (5,562) (22,180) (26,356) (23,406) Less: Gain on disposition of properties - - (5,595) - - EBITDAre 178,937$ 99,045$ 616,657$ 615,831$ 504,087$ Adjustments Catastrophic event-related charges, net 2,414 606 885 1,737 92 Business combination expense 1,232 - 23,008 - - (Gain) / loss on remeasurement of marketable securities (3,661) 28,647 (6,129) (34,240) 3,639 (Gain) / loss on foreign currency translation (25) 17,479 (8,039) (4,557) 8,234 Other (income) / expense, net 1,099 972 5,561 1,779 (1,781) (Income) / loss on remeasurement of notes receivable (376) 2,112 3,275 - - (Gain) / loss on remeasurement of investment in nonconsolidated affiliates (104) 2,191 1,608 - - Preferred return to preferred OP units / equity 2,864 1,570 6,935 6,058 4,486 Income / (loss) attributable to noncontrolling interests 295 (962) 8,902 9,768 8,443 Preferred stock distribution - - - 1,288 1,736 Plus: Gain on dispositions of assets, net 8,155 5,562 22,180 26,356 23,406 Recurring EBITDA 190,830$ 157,222$ 674,843$ 624,020$ 552,342$ Year Ended December 31,Three Months Ended March 31,